Summary of significant accounting policies (Policies)	12 Months Ended
Mar. 31, 2019
Accounting Policies [Abstract]
Basis of consolidation and accounting for investments in affiliated companies

Basis of consolidation and accounting for investments in affiliated companies -

The consolidated financial statements include the accounts of Sony Corporation and its majority-owned subsidiary companies, general partnerships and other entities in which Sony has a controlling interest, and variable interest entities for which Sony is the primary beneficiary. All intercompany transactions and accounts are eliminated. Investments in business entities in which Sony does not have control, but has the ability to exercise significant influence over operating and financial policies, generally through 20-50% ownership, are accounted for under the equity method. In addition, investments in general partnerships in which Sony does not have a controlling interest and limited partnerships are also accounted for under the equity method if more than minor influence over the operation of the investee exists (generally through more than 3-5% ownership). When the interest in the partnership is so minor that Sony has no significant influence over the operation of the investee, the interest in the partnership is carried at fair value. Under the equity method, investments are stated at cost plus/minus Sony’s portion of equity in undistributed earnings or losses. Sony’s equity in current earnings or losses of such entities is reported net of income taxes and is included in operating income (loss) after the elimination of unrealized intercompany profits. If the value of an investment has declined and is judged to be other-than-temporary, the investment is written down to its estimated fair value.

On occasion, a consolidated subsidiary or an affiliated company accounted for by the equity method may issue its shares to third parties in either a public or private offering or upon conversion of convertible debt to common stock at amounts per share in excess of or less than Sony’s average per share carrying value. With respect to such transactions, the resulting gains or losses arising from the change in ownership interest are recorded in earnings within the fiscal year in which the change in interest transactions occurs.

Gains or losses that result from a loss of a controlling financial interest in a subsidiary are recorded in earnings along with fair value remeasurement gains or losses on any retained investment in the entity, while a change in interest of a consolidated subsidiary that does not result in a change in control is accounted for as a capital transaction and no gains or losses are recorded in earnings.

The excess of the cost over the underlying net equity of investments in consolidated subsidiaries and affiliated companies accounted for on an equity basis is allocated to identifiable tangible and intangible assets and liabilities based on fair values at the date of acquisition. The unassigned residual value of the excess of the cost over Sony’s underlying net equity is recognized as goodwill as a component of the investment balance.

Use of estimates

Use of estimates -

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining the valuation of investment securities, valuation of inventories, fair values of long-lived assets, fair values of goodwill and other intangible assets, fair values of assets and liabilities assumed in business combinations, product warranty liability, pension and severance plans, valuation of deferred tax assets, uncertain tax positions, film costs, and insurance related liabilities. Actual results could significantly differ from those estimates.

Translation of foreign currencies

Translation of foreign currencies -

All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate fiscal year end exchange rates and all income and expense accounts are translated at exchange rates that approximate those rates prevailing at the time of the transactions. The resulting translation adjustments are accumulated as a component of accumulated other comprehensive income. Upon remeasurement of a previously held equity interest in accordance with the accounting guidance for business combinations achieved in stages, accumulated translation adjustments, if any, are included in earnings.

Monetary assets and liabilities denominated in foreign currencies are translated at appropriate fiscal year end exchange rates and the resulting translation gains or losses are recognized into income.

Cash, cash equivalents and restricted cash

Cash, cash equivalents and restricted cash -

Cash and cash equivalents include all highly liquid investments, with original maturities of three months or less, that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value because of changes in interest rates. Sony includes restricted cash within cash and cash equivalents in the statement of cash flows.

Marketable debt and equity securities

Marketable debt and equity securities -

Debt securities designated as available-for-sale are carried at fair value with unrealized gains or losses included as a component of accumulated other comprehensive income, net of applicable taxes. Equity securities, and debt securities classified as trading securities, are carried at fair value with unrealized gains or losses included in income. Debt securities that are expected to be held-to-maturity are carried at amortized cost. Individual securities classified as either available-for-sale or held-to-maturity are reduced to fair value by a charge to income when an other-than-temporary impairment is recognized. Realized gains and losses are determined on the average cost method and are reflected in income.

Sony regularly evaluates its investment portfolio to identify other-than-temporary impairments of individual debt securities. Factors that are considered by Sony in determining whether an other-than-temporary decline in value has occurred include: the length of time and extent to which the market value of the security has been less than its original cost, the financial condition, operating results, business plans and estimated future cash flows of the issuer of the security, other specific factors affecting the market value, deterioration of the credit condition of the issuer, sovereign risk, and whether or not Sony is able to retain the investment for a period of time sufficient to allow for the anticipated recovery in market value.

In evaluating the factors for debt securities designated as available-for-sale , Sony presumes a decline in value to be other-than-temporary if the fair value of the security is 20 percent or more below its original cost for an extended period of time (generally for a period of up to six months). This criterion is employed as a threshold to identify securities which may have a decline in value that is other-than-temporary. The presumption of an other-than-temporary impairment in such cases may be overcome if there is evidence to support that the decline is temporary in nature due to the existence of other factors which overcome the duration or magnitude of the decline. On the other hand, there may be cases where impairment losses are recognized when the decline in the fair value of the security is not more than 20 percent or such decline has not existed for an extended period of time, as a result of considering specific factors which may indicate that the decline in the fair value is other-than-temporary.

When an other-than-temporary impairment of a held-to-maturity debt security has occurred, the amount of the other-than-temporary impairment recognized in income depends on whether Sony intends to sell the debt security or more likely than not will be required to sell the debt security before recovery of its amortized cost. If the debt security meets either of these two criteria, the other-than-temporary impairment is recognized in income, measured as the entire difference between the security’s amortized cost and its fair value at the impairment measurement date. For other-than-temporary impairment of the debt security that does not meet these two criteria, the net amount recognized in income is a credit loss, which equals the difference between the amortized cost of the debt security and its net present value calculated by discounting Sony’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in accumulated other comprehensive income. Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in income are presented as a separate component of accumulated other comprehensive income.

Equity securities that do not have readily determinable fair values

Equity securities that do not have readily determinable fair values -

Equity securities that do not have readily determinable fair values are measured at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment in the same issuer. If the value of equity securities that do not have readily determinable fair values is estimated to have declined and such decline is judged to be other-than-temporary, Sony recognizes the impairment of the investment and the carrying value is reduced to its fair value. Determination of impairment is based on the consideration of several factors, including operating results, business plans and estimated future cash flows. Fair value is determined through the use of various methodologies such as discounted cash flows, valuation of recent financings and comparable valuations of similar companies.

Allowance for doubtful accounts

Allowance for doubtful accounts -

Sony maintains an allowance for doubtful accounts to reserve for potentially uncollectible receivables. Sony reviews accounts receivable by amounts due from customers which are past due to identify specific customers with known disputes or collectability issues. In determining the amount of the reserve, Sony makes judgments about the creditworthiness of customers based on past collection experience and ongoing credit risk evaluations.

Inventories

Inventories -

Inventories in the Game & Network Services (“G&NS”), Music, Home Entertainment & Sound (“HE&S”), Imaging Products & Solutions (“IP&S”), Mobile Communications (“MC”) and Semiconductors segments as well as non-film inventories for the Pictures segment are valued at cost, not in excess of the net realizable value – i.e., estimated selling price in the ordinary course of business less reasonably predictable costs of completion and disposal, cost being determined on the “average cost” basis, except for the cost of finished products carried by certain subsidiary companies which is determined on the “first-in, first-out” basis.

Other receivables

Other receivables -

Other receivables include receivables which relate to arrangements with certain component manufacturers whereby Sony procures goods, including product components, for these component manufacturers and is reimbursed for the related purchases. No revenue or profit is recognized on these transfers. Sony will repurchase the inventory at a later date from the component manufacturers as either finished goods inventory or as partially assembled product.

Film costs

Film costs -

Film costs include direct production costs, production overhead and acquisition costs for both motion picture and television productions and are stated at the lower of unamortized cost or estimated fair value and classified as noncurrent assets. Film costs are amortized, and the estimated liabilities for residuals and participations are accrued using an individual-film-forecast method based on the ratio of current period actual revenues to the estimated remaining total revenues. Film costs also include broadcasting rights, which are recognized when the license period begins and the program is available for use, and consist of acquired programming to be aired on Sony’s worldwide channel network. Broadcasting rights are stated at the lower of unamortized cost or net realizable value, classified as either current or noncurrent assets based on timing of expected use. Broadcasting rights are amortized based on estimated usage or on a straight-line basis over the useful life, as appropriate, although broadcasting rights licensed under multi-year live-event sports programming agreements are generally amortized based on the ratio of the current period’s actual advertising revenue and an allocation of subscription fee revenue to the estimated total remaining attributable revenues. Estimates used in calculating the fair value of film costs and the net realizable value of broadcasting rights are based upon assumptions about future demand and market conditions and are reviewed on a periodic basis.

Property, plant and equipment and depreciation

Property, plant and equipment and depreciation -

Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method. Useful lives for depreciation range from two to 50 years for buildings and from two to 10 years for machinery and equipment. Significant renewals and additions are capitalized at cost. Maintenance and repairs, and minor renewals and betterments are charged to income as incurred.

Goodwill and other intangible assets

Goodwill and other intangible assets -

Goodwill and indefinite lived intangible assets are tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value below its carrying amount. Such an event or change in circumstances would include unfavorable variances from established business plans, significant changes in forecasted results or volatility inherent to external markets and industries, which are periodically reviewed by Sony’s management.

In the fiscal year ended March 31, 2019, Sony elected not to perform an optional qualitative assessment of goodwill and instead proceeded directly to a quantitative impairment test by comparing the fair value of a reporting unit with its carrying amount. Reporting units are Sony’s operating segments or one level below the operating segments. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired. If the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recognized in an amount equal to that excess, not to exceed the total amount of goodwill allocated to the reporting unit. Indefinite lived intangible assets are tested for impairment by comparing the fair value of the intangible asset with its carrying value, and if the carrying value of the intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

The fair value of a reporting unit or indefinite lived intangible asset is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions, including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, earnings multiples, the determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. Consideration is also given to Sony’s market capitalization in relation to the sum of the calculated fair values of the reporting units, including reporting units with no goodwill, and taking into account corporate level assets and liabilities not assigned to individual reporting units as well as a reasonable control premium.

The assumptions used for projected future cash flows and the timing of such cash flows are based on the forecast and mid-range plan (“MRP”) of each reporting unit and take into account such factors as historical experience, market and industry information, and current and forecasted economic conditions. Perpetual growth rates are utilized to determine a terminal cash flow value and are generally set after the three-year forecasted period for the MRP. Certain reporting units, such as those in the Pictures segment, utilize longer forecast periods and base the terminal value on an exit price using an earnings multiple applied to the final year of the forecasted earnings, which also takes into consideration a control premium. Discount rates are derived from the weighted average cost of capital of market participants in similar businesses.

When a business within a reporting unit is disposed of, goodwill is allocated to the disposed business using the relative fair value method.

Intangible assets with finite useful lives mainly consist of patent rights, know-how, license agreements, customer relationships, trademarks, software to be sold, leased or otherwise marketed, internal-use software, music catalogs, artist contracts, and television carriage contracts (broadcasting agreements). Patent rights, know-how, license agreements, trademarks, software to be sold, leased or otherwise marketed, and internal-use software are generally amortized on a straight-line basis over three to 10 years. Customer relationships, music catalogs, artist contracts and television carriage contracts (broadcasting agreements) are amortized on a straight-line basis, generally, over 10 to 44 years.

Capitalized software

Capitalized software -

The costs related to establishing the technological feasibility of software to be sold, leased or otherwise marketed are expensed as incurred as a part of research and development in cost of sales. Costs that are incurred to produce the finished product after technological feasibility is established are capitalized and amortized to cost of sales over the estimated economic life, which is generally three years. The technological feasibility of game software is established when the product master is completed. Consideration to capitalize game software development costs before this point is limited to the development costs of games for which technological feasibility can be proven at an earlier stage. At each balance sheet date, Sony performs reviews to ensure that unamortized capitalized software costs remain recoverable from future profits of the related software products.

The costs incurred for internal-use software during the application development stage are capitalized and amortized, mainly to selling, general and administrative expenses, on a straight-line basis over the estimated useful life. Costs related to the preliminary project stage and post implementation activities are expensed as incurred.

Deferred insurance acquisition costs

Deferred insurance acquisition costs -

Costs that vary with and are directly related to acquiring new insurance policies are deferred as long as they are recoverable. The deferred insurance acquisition costs include such items as commissions, medical examination costs and inspection report fees, and are subject to recoverability testing at least annually to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. The deferred insurance acquisition costs for traditional life insurance contracts are amortized over the premium-paying period of the related insurance policies using assumptions consistent with those used in computing policy reserves. The deferred insurance acquisition costs for non-traditional life insurance contracts are amortized over the expected life in proportion to the estimated gross profits.

Product warranty

Product warranty -

Sony provides for the estimated cost of product warranties at the time revenue is recognized. The product warranty is calculated based upon product sales, estimated probability of failure and estimated cost per claim. The variables used in the calculation of the provision are reviewed on a periodic basis.

Future insurance policy benefits

Future insurance policy benefits -

Liabilities for future insurance policy benefits are primarily comprised of the present value of estimated future payments to policyholders. These liabilities are computed by the net level premium method based upon the assumptions as to future investment yield, morbidity, mortality, withdrawals and other factors. These assumptions are reviewed on a periodic basis. Liabilities for future insurance policy benefits also include liabilities for guaranteed benefits related to certain non-traditional life and annuity contracts.

Policyholders' account in the life insurance business

Policyholders’ account in the life insurance business -

Liabilities for policyholders’ account in the life insurance business represent the contract value that has accrued to the benefit of the policyholders as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balances.

Impairment of long-lived assets

Impairment of long-lived assets -

Sony reviews the recoverability of the carrying value of its long-lived assets held and used, other than goodwill and intangible assets with indefinite lives, and assets to be disposed of, whenever events or changes in circumstances indicate that the individual carrying amount of an asset or asset group may not be recoverable. Long-lived assets to be held and used are reviewed for impairment by comparing the carrying value of the asset or asset group with their estimated undiscounted future cash flows. If the cash flows are determined to be less than the carrying value of the asset or asset group, an impairment loss would be recognized during the period for the amount by which the carrying value of the asset or asset group exceeds estimated fair value. Long-lived assets that are to be disposed of other than by sale are considered held and used until they are disposed of. Long-lived assets that are to be disposed of by sale are reported at the lower of their carrying value or fair value less cost to sell and are not depreciated. Fair value is determined using the present value of estimated net cash flows or comparable market values. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates applied to determine terminal values, determination of appropriate market comparables and the determination of whether a premium or discount should be applied to comparables.

Fair value measurement

Fair value measurement -

Sony measures fair value as an exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. Sony has elected the fair value option in the banking business for certain foreign securities. The election was made to mitigate accounting mismatches related to fluctuations of foreign exchange rates by allowing the gains and losses on the translation of these securities to be included in current earnings.

The accounting guidance for fair value measurements specifies a hierarchy of inputs to valuation techniques based on the extent to which inputs used in measuring fair value are observable in the market. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect Sony’s assumptions about the assumptions that market participants would use in pricing the asset or liability. Observable market data is used if such data is available without undue cost and effort. Each fair value measurement is reported in one of three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety.

These levels are:

Level 1	—	Inputs are unadjusted quoted prices for identical assets and liabilities in active markets.

Level 2	—	Inputs are based on observable inputs other than level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

Level 3	—	One or more significant inputs are unobservable.

When available, Sony uses unadjusted quoted market prices in active markets to measure fair value and classifies such items within level 1. If quoted market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters, such as interest rates, currency rates and option volatilities. Items valued using internally generated models are classified according to the lowest level input that is significant to the valuation. For certain financial assets and liabilities, Sony determines fair value using third-party information such as indicative quotes from dealers and quantitative input from investment advisors following Sony’s established valuation procedures including validation against internally developed prices. Additionally, Sony considers both counterparty credit risk and Sony’s own creditworthiness in determining fair value. Sony attempts to mitigate credit risk to third parties by entering into netting agreements and actively monitoring the creditworthiness of counterparties and its exposure to credit risk through the use of credit limits and by selecting major international banks and financial institutions as counterparties.

Transfers between levels are deemed to have occurred at the beginning of the interim period in which the transfers occur.

Derivative financial instruments

Derivative financial instruments -

All derivatives are recognized as either assets or liabilities in the consolidated balance sheets at fair value on a gross basis. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income), depending on whether the derivative financial instrument qualifies as a hedge and the derivative is being used to hedge changes in fair value or cash flows.

The accounting guidance for hybrid financial instruments permits an entity to elect fair value remeasurement for any hybrid financial instrument if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under accounting guidance for derivative instruments and hedging activities. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irreversible. Certain subsidiaries in the Financial Services segment had hybrid financial instruments, disclosed in Note 7 as debt securities, that contain embedded derivatives where the entire instrument was carried at fair value.

In accordance with accounting guidance for derivative instruments and hedging activities, various derivative financial instruments held by Sony are classified and accounted for as described below.

Fair value hedges

Changes in the fair value of derivatives designated and effective as fair value hedges for recognized assets or liabilities or unrecognized firm commitments are recognized in earnings as offsets to changes in the fair value of the related hedged assets or liabilities.

Cash flow hedges

Changes in the fair value of derivatives designated and effective as cash flow hedges for forecasted transactions or exposures associated with recognized assets or liabilities are initially recorded in other comprehensive income and reclassified into earnings when the hedged transaction affects earnings. Changes in the fair value of the ineffective portion are recognized immediately in earnings.

Derivatives not designated as hedges

Changes in the fair value of derivatives that are not designated as hedges are recognized immediately in earnings.

Assessment of hedges

When applying hedge accounting, Sony formally documents all hedging relationships between the derivatives designated as hedges and the hedged items, as well as its risk management objectives and strategies for undertaking various hedging activities. Sony links all hedges that are designated as fair value or cash flow hedges to specific assets or liabilities on the consolidated balance sheets or to the specific forecasted transactions. Sony also assesses, both at the inception of the hedge and on an on-going basis, whether the derivatives that are designated as hedges are highly effective in offsetting changes in fair value or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge, Sony discontinues hedge accounting. Hedge ineffectiveness, if any, is included immediately in earnings.

Stock-based compensation

Stock-based compensation -

Sony accounts for stock-based compensation using the fair value based method, measured on the date of grant using the Black-Scholes option-pricing model. The expense is mainly included in selling, general and administrative expenses. Stock-based compensation is recognized, net of an estimated forfeiture rate, over the requisite service period using the accelerated method of amortization for grants with graded vesting. The estimated forfeiture rate is based on Sony’s historical experience in the stock acquisition rights plans where the majority of the vesting terms have been satisfied.

Revenue recognition

Revenue recognition -

Sony recognizes revenue in an amount that reflects the consideration Sony expects in exchange for satisfying performance obligations to transfer the goods or services promised in contracts with customers. This is in accordance with the following steps:

Step 1: Identify the contract(s) with a customer.

Step 2: Identify the performance obligations in the contract.

Step 3: Determine the transaction price.

Step 4: Allocate the transaction price to the performance obligations in the contract.

Step 5: Recognize revenue when (or as) Sony satisfies a performance obligation.

Sony owns a variety of intellectual property throughout segments and recognizes revenue through the licensing of such intellectual property. Sony has both functional and symbolic intellectual property. The licensing of functional intellectual property grants a customer a right to use Sony’s intellectual property as it exists at a point in time, and Sony satisfies its performance obligation at the point in time when the customer obtains control and is entitled to benefit from the license. The licensing of symbolic intellectual property grants a customer a right to access Sony’s intellectual property over time, and Sony satisfies its performance obligation over the license period as Sony maintains the intellectual property.

Incremental costs of obtaining a contract and costs to fulfill a contract are recognized as assets when Sony expects to recover these costs. The incremental costs of obtaining a contract are those costs that would not have been incurred if the contract had not been obtained. Costs to fulfill a contract are those costs that are directly related to a contract or to an anticipated contract and that generate or enhance resources for Sony to satisfy its performance obligations. Sony applies a practical expedient and recognizes the incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that would have been recognized is one year or less.

Revenues from sales in the HE&S, IP&S, MC and Semiconductors segments are recognized when (or as) performance obligations in contracts with customers are satisfied by transferring control over a promised good or service to a customer. If the sales contract contains a customer acceptance provision, then revenues are recognized after customer acceptance occurs or the acceptance provisions lapse. Revenues are recognized net of anticipated returns and sales incentives.

Within the G&NS segment, revenues from hardware, peripherals and software discs are recognized when performance obligations are satisfied by transferring control to the retailer/distributor, net of anticipated returns, sales incentives and cooperative advertising obligations. Revenues from platform licensing to publishers are recognized when physical software discs are delivered. Revenues from digital game content, which is licensed functional intellectual property, are recognized when the digital content is made available for use by the licensee via an online platform, net of anticipated sales incentives and credit card chargebacks. Revenues from digital game content involving multiple performance obligations, such as obligations to make content available on future dates, are allocated to each performance obligation based on the relative standalone selling prices that are observable in the market or Sony’s best estimate. Revenues from subscription fees for digital subscription services are recognized over the subscription period.

Within the Music segment, Sony licenses intellectual property that transfer to a customer either a right to use Sony’s intellectual property as it exists at the point in time in which the license is granted, or a right to access Sony’s intellectual property as it exists throughout the license period. Revenues are recognized when the customer has the right to use or access the intellectual property and obtains control of the use or access of that license. Digital revenues include revenues from contracts with digital streaming services typically recognized as a single performance obligation, which is ongoing access to intellectual property in an evolving library of content over the contract term, predicated on: (1) the business practice and contractual ability to remove specific content without a requirement to replace the content and without impact to minimum royalty guarantees and (2) the contracts not containing a specific listing of content subject to the license. For these contracts, revenues are recognized on the basis of sales and usage royalties, except where there is an amount of a minimum royalty guarantee that is not expected to be recouped, or a fixed fee, which is recognized on a straight-line basis over the term of the contract. Revenues from the sale of physical product such as CDs, net of anticipated returns and sales incentives, are recognized when delivery has occurred and the product is available for sale to the public.

Within the Pictures segment, revenues from the theatrical exhibition of motion pictures are recognized as the customer exhibits the film. Revenues from the licensing of motion picture and television programming for pay and free television exhibition and other markets are recognized when the product is available for use by the licensee. Revenues for motion picture and television program licensing arrangements involving multiple performance obligations, for example a fee for multiple titles, territories or availability dates, are allocated based on the relative standalone selling price of each performance obligation using Sony’s best estimate based on available information such as market conditions and internal pricing guidelines. Each individual motion picture or television programming product delivered generally represents a separate performance obligation. Licensing revenue associated with certain renewals or extensions of existing agreements for motion pictures and television programming is recognized when the licensee can use and benefit from the content under the renewal or extension. Licensing revenue associated with minimum guarantees for symbolic intellectual property is recognized ratably over the license term. For home entertainment distribution, revenues from the sale of physical product such as DVDs and Blu-ray DiscTM, net of anticipated returns and sales incentives, are recognized when delivery has occurred and the product is available for sale to the public. Revenues from electronic sell-through and video-on-demand are recognized when the product is made available for viewing via digital distribution platforms. Revenues from the sale of broadcast advertising are recognized when the advertisement is aired, and the performance obligation in these arrangements is the delivery of advertising spots and may include a guaranteed amount of impressions. When a guarantee for a number of impressions is not achieved, revenues are not recognized until additional advertising spots are delivered to provide the guaranteed impressions. Revenues from subscription fees received by television networks are recognized when the service is provided. The performance obligation under network subscription arrangements is a license of functional intellectual property that is satisfied as programming is provided over the term of the arrangement.

Traditional life insurance policies that the life insurance subsidiary underwrites, most of which are categorized as long-duration contracts, mainly consist of whole life, term life and accident and health insurance contracts. Premiums from these policies are reported as revenue when due from policyholders.

Amounts received as payment for non-traditional contracts such as interest sensitive whole life contracts, individual annuity contracts and other contracts without life contingencies are recognized in policyholders’ account in the life insurance business. Revenues from these contracts are comprised of fees earned for administrative and contract-holder services, which are recognized over the period of the contracts, and included in financial services revenue.

Property and casualty insurance policies that the non-life insurance subsidiary underwrites are primarily automotive insurance contracts which are categorized as short-duration contracts. Premiums from these policies are reported as revenue over the period of the contract in proportion to the amount of insurance protection provided.

Revenue is recognized net of any taxes collected from customers and subsequently remitted to governmental authorities.

As of April 1, 2018, Sony adopted the new accounting standard related to the recognition of revenue in contracts with customers on a modified retrospective basis, and therefore comparative information has not been restated. The adoption of the new standard did not have a material impact on Sony’s results of operations and financial position. Refer to Note 2 (2) Recently adopted accounting pronouncements.

Cost of sales

Cost of sales -

Costs classified as cost of sales relate to the producing and manufacturing of products and include items such as material cost, subcontractor cost, depreciation of fixed assets, amortization of intangible assets, personnel expenses, research and development costs, and amortization of film costs related to motion picture and television productions.

Research and development costs

Research and development costs -

Research and development costs, included in cost of sales, include items such as salaries, personnel expenses and other direct and indirect expenses associated with research and product development. Research and development costs are expensed as incurred.

Selling, general and administrative

Selling, general and administrative -

Costs classified as selling expenses relate to promoting and selling products and include items such as advertising, promotion, shipping and warranty expenses. General and administrative expenses include operating items such as officers’ salaries, personnel expenses, depreciation of fixed assets, office rental for sales, marketing and administrative divisions, a provision for doubtful accounts and amortization of intangible assets.

Financial services expenses

Financial services expenses -

Financial services expenses include a provision for policy reserves and amortization of deferred insurance acquisition costs, and all other operating costs, such as personnel expenses, depreciation of fixed assets, and office rental of subsidiaries, in the Financial Services segment.

Advertising costs	Advertising costs - Advertising costs are expensed when the advertisement or commercial appears in the selected media.
Shipping and handling costs

Shipping and handling costs -

The majority of shipping and handling, warehousing and internal transfer costs for finished goods are included in selling, general and administrative expenses. An exception to this is in the Pictures segment where such costs are charged to cost of sales as they are an integral part of producing and distributing motion pictures and television programming. All other costs related to Sony’s distribution network are included in cost of sales, including inbound freight charges, purchasing and receiving costs, inspection costs and warehousing costs for raw materials and in-process inventory. Shipping and handling activities that occur after control of the related good transfers are treated as separate performance obligations. Amounts paid by customers for shipping and handling costs are included in net sales.

Income taxes

Income taxes -

The provision for income taxes is computed based on the pretax income included in the consolidated statements of income, and the tax liability attributed to undistributed earnings of subsidiaries and affiliated companies accounted for by the equity method expected to be remitted in the foreseeable future. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically with appropriate consideration given to all positive and negative evidence related to the realization of the deferred tax assets. Management’s judgments related to this assessment consider, among other matters, the nature, frequency and severity of current and cumulative losses on an individual tax jurisdiction basis, forecasts of future profitability after consideration of uncertain tax positions, excess of appreciated asset value over the tax basis of net assets, the duration of statutory carryforward periods, the past utilization of net operating loss carryforwards prior to expiration, as well as prudent and feasible tax planning strategies which would be employed by Sony to prevent net operating loss and tax credit carryforwards from expiring unutilized.

Sony records assets and liabilities for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. Sony continues to recognize interest and penalties, if any, with respect to income taxes, including unrecognized tax benefits, as interest expense and as income tax expense, respectively, in the consolidated statements of income. The amount of income taxes Sony pays is subject to ongoing audits by various taxing authorities, which may result in proposed assessments. In addition, several significant items related to intercompany transfer pricing are currently the subject of negotiations between taxing authorities in different jurisdictions as a result of pending advance pricing agreement applications and competent authority requests. Sony’s estimate for the potential outcome for any uncertain tax issues is judgmental and requires significant estimates. Sony assesses its income tax positions and records tax benefits for all years subject to examinations based upon the evaluation of the facts, circumstances and information available at that reporting date. For those tax positions for which it is more likely than not that a tax benefit will be sustained, Sony records the amount that has a greater than 50% likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. If Sony does not believe that it is more likely than not that a tax benefit will be sustained, no tax benefit is recognized. However, Sony’s future results may include favorable or unfavorable adjustments to Sony’s estimated tax liabilities due to closure of income tax examinations, the outcome of negotiations between taxing authorities in different jurisdictions, new regulatory or judicial pronouncements or other relevant events. As a result, the amount of unrecognized tax benefits, and the effective tax rate, may fluctuate significantly.

The impact of the U.S. Tax Cuts and Jobs Act of 2017 (the “U.S. Tax Reform Act”) was recorded on a provisional basis as defined in Staff Accounting Bulletin No. 118 (“SAB 118”) in the fiscal year ended March 31, 2018. Additional guidance was issued by the U.S. Department of the Treasury on several provisions including the computation of the transition tax on historic foreign earnings. Further analysis was performed and conclusions reached as part of the tax return filing process. Sony completed its accounting analysis and no material difference to the provisional amount was recorded in the fiscal year ended March 31, 2019.

The U.S. Tax Reform Act subjects a U.S. entity to tax on Global Intangible Low Tax Income (“GILTI”) earned by its foreign subsidiaries. Sony has elected to account for GILTI as a current period expense when incurred.

Net income (loss) attributable to Sony Corporation's stockholders per share ("EPS")

Net income (loss) attributable to Sony Corporation’s stockholders per share (“EPS”) -

Basic EPS is computed based on the weighted-average number of shares of common stock outstanding during each period. The computation of diluted EPS reflects the maximum possible dilution from conversion, exercise, or contingent issuance of securities. All potentially dilutive securities are excluded from the calculation in a situation where there is a net loss attributable to Sony Corporation’s stockholders.

Recently adopted accounting pronouncements
(2)	Recently adopted accounting pronouncements

Revenue from contracts with customers -

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09 addressing revenue recognition which superseded the previous revenue recognition requirements, including most industry-specific guidance. This ASU requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

This ASU was effective for Sony as of April 1, 2018, and has been applied on a modified retrospective basis. Sony applied this ASU to all open contracts existing as of April 1, 2018, recognizing in beginning retained earnings an adjustment for the cumulative effect of the change.

Although the adoption of this ASU did not have a material impact on Sony’s results of operations and financial position, there are several areas where Sony’s revenue recognition changed as compared with historical U.S. GAAP. The more significant of these areas are as follows:

In the Pictures segment, (1) licensing revenue associated with certain renewals or extensions of existing agreements for motion pictures and television programming is recognized at a later point in time, which is when the licensee can use and benefit from the content, instead of when the agreement is renewed or extended, and (2) licensing revenue associated with minimum guarantees for symbolic intellectual property (e.g., brands, trademarks and logos) is recognized over the license term instead of at the inception of the license term.

In the MC segment, the incremental costs of obtaining contracts for the internet-related service business are recognized as assets and amortized to expense over the contract period.

In addition, the ASU changed the presentation of certain items in the consolidated financial statements, such as sales returns, with no impact to the timing of the recognition of revenue or expense.

The following chart illustrates the amounts by which each summarized income statement line item was affected by the adoption of this ASU:

	Yen in millions Fiscal year ended March 31, 2019
	As Reported	Adjustments of ASU 2014-09	Without Adoption of ASU 2014-09
Sales and operating revenue	8,665,687	(11,570)	8,677,257
Costs of sales	5,150,750	(19,018)	5,169,768
Selling, general and administrative	1,576,825	1,366	1,575,459
Others	1,043,877	—	1,043,877

Operating income	894,235	6,082	888,153

Recognition and measurement of financial assets and financial liabilities -

In January 2016, the FASB issued ASU 2016-01 amending various aspects of the recognition, measurement, presentation, and disclosure requirements for financial instruments. The changes mainly relate to the requirement to measure equity investments in unconsolidated subsidiaries, other than those accounted for under the equity method of accounting, at fair value with changes in fair value recognized in earnings. However, this ASU permits entities to elect to measure equity investments that do not have readily determinable fair values at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. This ASU was effective for Sony as of April 1, 2018. As a result of the adoption of this ASU, Sony reclassified 15,526 million yen in unrealized gains and losses, net of tax, on equity securities previously classified as available-for-sale, from accumulated other comprehensive income to retained earnings. In addition, changes in value due to the revaluation of equity securities held in the Financial Services segment at the end of the period are recorded in financial services revenue, and changes in value due to the revaluation of equity securities held in all segments other than the Financial Services segment are recorded in gain on equity securities, net in the consolidated statement of income.

Intra-entity transfers of assets other than inventory -

In October 2016, the FASB issued ASU 2016-16, which amends the accounting for income taxes. This update requires recognition of the income tax consequences of an intra-entity transfer of assets other than inventory when the transfer occurs. Under historical U.S. GAAP, the income tax consequences for asset transfers other than inventory could not be recognized until the asset was sold to a third party. This ASU is required to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. This ASU was effective for Sony as of April 1, 2018. The adoption of this ASU did not have a material impact on Sony’s results of operations and financial position.

Changes to the opening balances resulting from the adoption of the above ASUs were as follows:

	Yen in millions
	March 31, 2018	Impact of Adoption			April 1, 2018
		ASU 2014-09	ASU 2016-01	ASU 2016-16
ASSETS
Current assets:
Notes and accounts receivable, trade	1,061,442	(2,993)	—	—	1,058,449
Allowance for doubtful accounts and sales returns*	(48,663)	25,114	—	—	(23,549)
Inventories	692,937	(12,404)	—	—	680,533
Other receivables	190,706	9,628	—	—	200,334
Prepaid expenses and other current assets	516,744	(5,520)	—	—	511,224

Film costs	327,645	7,647	—	—	335,292

Other assets:
Deferred income taxes	96,772	(326)	—	—	96,446
Other	325,167	1,068	—	—	326,235

Total assets	19,065,538	22,214	—	—	19,087,752

LIABILITIES
Current liabilities:
Accounts payable, other and accrued expenses	1,514,433	(3,290)	—	—	1,511,143
Other*	610,792	31,777	—	—	642,569

Deferred income taxes	449,863	—	—	(14,680)	435,183
Other	278,338	10,525	—	—	288,863

Total liabilities	15,409,171	39,012	—	(14,680)	15,433,503

EQUITY
Retained earnings	1,440,387	(16,798)	15,526	9,248	1,448,363
Unrealized gains on securities, net	126,191	—	(15,526)	—	110,665
Noncontrolling interests	679,791	—	—	5,432	685,223

Total equity	3,647,157	(16,798)	—	14,680	3,645,039

Total liabilities and equity	19,065,538	22,214	—	—	19,087,752

*

Under ASU 2014-09, Sony presents sales returns as a liability instead of as a contra-asset allowance. Accordingly, Sony changed the presentation from “Allowance for doubtful accounts and sales returns” to “Allowance for doubtful accounts” on the consolidated balance sheet.

Classification of certain cash receipts and cash payments -

In August 2016, the FASB issued ASU 2016-15, which clarifies the classification of certain cash receipts and cash payments in the statement of cash flows. This ASU was effective for Sony as of April 1, 2018. The adoption of this ASU did not have a material impact on Sony’s results of operations and financial position.

Restricted cash -

In November 2016, the FASB issued ASU 2016-18, which requires that restricted cash and restricted cash equivalents be included with cash and cash equivalents in the statement of cash flows. This ASU also requires entities to disclose how the statement of cash flows that includes restricted cash and restricted cash equivalents with cash and cash equivalents reconciles to the balance sheet. This ASU was effective for Sony as of April 1, 2018 and has been applied on a retrospective basis. The adoption of this ASU did not have a material impact on Sony’s results of operations and financial position.

Clarifying the definition of a business -

In January 2017, the FASB issued ASU 2017-01 which clarifies the definition of a business. The ASU requires an entity to first determine whether substantially all of the fair value of a set of assets acquired is concentrated in either a single identifiable asset or a group of similar identifiable assets. If this criterion is met, the acquired set of assets is not deemed to be a business. If the criterion is not met, the entity must then evaluate whether the set of assets meets the requirement to be deemed a business. To be considered a business, the acquired set of assets would have to include an input and a substantive process that together significantly contribute to the ability to create outputs. This ASU was effective for Sony as of April 1, 2018. The adoption of this ASU did not have a material impact on Sony’s results of operations and financial position.

Presentation of net periodic pension and postretirement benefit costs -

In March 2017, the FASB issued ASU 2017-07, which requires separate presentation of service costs and other components of net benefit costs. The service costs will only be presented with other employee compensation costs in operating income or capitalized, while the other components of net benefit costs will be presented outside of operating income, and will not be eligible for capitalization. This ASU was effective for Sony as of April 1, 2018. This ASU is required to be applied on a retrospective basis for the presentation of service costs and other components of net benefit costs, and on a prospective basis for the capitalization of only the service costs component of net benefit costs. The adoption of this ASU did not have a material impact on Sony’s results of operations and financial position.

Recent accounting pronouncements not yet adopted
(3)	Recent accounting pronouncements not yet adopted

Leases -

In February 2016, the FASB issued ASU 2016-02, which amends current leasing guidance. The ASU requires substantially all leases to be recognized on the balance sheet. This ASU is effective for Sony as of April 1, 2019, and will be applied on a modified retrospective basis with no restatement of comparative periods. While Sony is continuing to assess all potential impacts of the standard, Sony currently believes the most significant impact relates to Sony’s accounting for right-of-use assets and lease liabilities for operating leases of real estate. Sony estimates the adoption of this ASU will result in the recognition of right-of-use assets and lease liabilities for operating leases of real estate in the range of approximately 300 billion yen to 350 billion yen each for real estate. Although not significant, other leases including machinery and equipment will be also capitalized.

Measurement of credit losses on financial instruments -

In June 2016, the FASB issued ASU 2016-13, which amends the accounting guidance for credit losses on financial instruments. The ASU requires the consideration of all available relevant information when estimating expected credit losses, including past events, current conditions and forecasts and their implications for expected credit losses. This ASU will be effective for Sony as of April 1, 2020. The impact of this ASU on Sony’s results of operations and financial position is being evaluated.

Premium amortization on purchased callable debt securities -

In March 2017, the FASB issued ASU 2017-08, which requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be affected. This ASU is effective for Sony as of April 1, 2019. The adoption of this ASU is not expected to have a material impact on Sony’s results of operations and financial position.

Targeted improvements to accounting for hedging activities -

In August 2017, the FASB issued ASU 2017-12, which made targeted improvements to the accounting for hedging activities. The amendments in this update simplify certain aspects of hedge accounting for both non-financial and financial risks and better align the recognition and measurement of hedge results with an entity’s risk management activities. This ASU also amends certain presentation and disclosure requirements for hedging activities and changes how an entity assesses hedge effectiveness. This ASU is effective for Sony as of April 1, 2019. The adoption of this ASU is not expected to have a material impact on Sony’s results of operations and financial position.

Improvements to Accounting for Costs of Films and License Agreements for Program Materials -

In March 2019, the FASB issued ASU 2019-02. The ASU updates the guidance for the capitalization of film costs associated with episodic television series, requires the use of fair value rather than net realizable value when determining potential impairments of broadcasting rights, and modifies the presentation and disclosure requirements for films and broadcasting rights. In addition, upon capitalization of film costs entities are required to determine qualitatively whether the predominant monetization strategy is on a title-by-title basis or together with other films and/or broadcast rights as part of a film group, such as in the case of a release of a film as part of a library of content on a streaming service. In the case of a film group, impairments are evaluated at the overall film group level rather than the individual title level. This ASU will be effective for Sony as of April 1, 2020. The impact of this ASU on Sony’s results of operations and financial position is being evaluated.

Targeted Improvements to the Accounting for Long-Duration Contracts -

In August 2018, the FASB issued ASU 2018-12, which revises the accounting for certain long-duration insurance contracts. The ASU prescribes comprehensive changes to recognition and measurement of certain long-duration insurance contracts and assumptions and introduces certain financial statement presentation requirements, as well as significant additional qualitative and quantitative disclosures. This ASU will be effective for Sony as of April 1, 2021. The impact of this ASU on Sony’s results of operations and financial position is being evaluated.

Disclosures for Fair Value Measurement -

In August 2018, the FASB issued ASU 2018-13, which amends disclosure requirements related to fair value measurement. This ASU will be effective for Sony as of April 1, 2020. Since this ASU will only impact disclosures, the adoption will have no impact on Sony’s results of operations and financial position.

Disclosures for Defined Benefit Plans -

In August 2018, the FASB issued ASU 2018-14, which amends disclosure requirements related to defined benefit pension and other postretirement plans. This ASU will be effective for Sony as of April 1, 2020 and will be applied on a retrospective basis. Since this ASU will only impact disclosures, the adoption will have no impact on Sony’s results of operations and financial position.

Reclassifications
(4)	Reclassifications

Certain reclassifications of the financial statements and accompanying footnotes for the fiscal years ended March 31, 2017 and 2018 have been made to conform to the presentation for the fiscal year ended March 31, 2019.